Exhibit 10.1

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED

CREDIT AND TERM LOAN AGREEMENT

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND TERM LOAN AGREEMENT, dated as of August 18, 2023 (this “Amendment”), among AREIT OPERATING PARTNERSHIP LP (f/k/a Black Creek Diversified Property Operating Partnership LP), a Delaware limited partnership (the “Company”), the Guarantors party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Administrative Agent, and the Lenders and L/C Issuers from time to time party thereto are parties to that certain Third Amended and Restated Credit and Term Loan Agreement, dated as of November 22, 2021 (as heretofore amended, the “Credit Agreement”); and

WHEREAS, the Company, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.
1.1Definition of Change of Control. Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (d) the definition of Change of Control in its entirety as follows:

(d)Trust fails to own, directly or indirectly, at least thirty percent (30%) of the Ownership Interests of the Company and be the sole general partner of the Company

1.2Definition of Total Unencumbered Property Pool Value. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of Total Unencumbered Property Pool Value in its entirety as follows:

“Total Unencumbered Property Pool Value” means, as of any date of calculation, the aggregate, without duplication, of: (a) the Property Values of all Unencumbered Properties (other than any that are Assets Under Development); provided that for purposes of calculating the Property Value for (i) any Exchange Property that constitutes an Unencumbered Property, only the pro rata share of the Property Value for such Exchange Property (corresponding to the pro rata share of the Exchange Beneficial Interests in the Exchange Property Owner or the tenant in common interests that are still owned by the Consolidated Group) shall be counted and (ii) any Unencumbered Property that is owned by a Subsidiary that is not wholly owned directly or indirectly by the Company, only the pro rata share of Property Value for such Unencumbered Property (corresponding to the pro rata share of such Subsidiary that is owned by the Company) shall be counted; plus (b) any unrestricted cash; plus (c) an amount equal to one hundred percent (100%) of the

Property Investment Value of each Unencumbered Property that is an Asset Under Development; plus (d) an amount equal to one hundred percent (100%) of the then current book value of each First Mortgage Investment, provided that such First Mortgage Investment is not subject to any Liens or encumbrances and so long as the mortgagor with respect to such First Mortgage Investment is not delinquent thirty (30) days or more in any payment of interest or principal payments thereunder; plus (e) an amount equal to one hundred percent (100%) of the Company’s or any Guarantor’s investment (based on then current book value) of each Other Debt Investment, provided that such Other Debt Investment is not subject to any Liens or encumbrances and so long as the borrower with respect to such Other Debt Investment is not delinquent thirty (30) days or more in any payment of interest or principal payments thereunder; plus (f) an amount equal to one hundred percent (100%) of the then current book value of each Exchange Debt Investment, provided that such Exchange Debt Investment is not subject to any Liens or encumbrances and so long as the Exchange Property Investor with respect to such Exchange Debt Investment is not delinquent thirty (30) days or more in any payment of interest or principal payments thereunder; plus (g) the amount of all Eligible Cash 1031 Proceeds resulting from the sale of Unencumbered Properties: provided that no more than thirty-five percent (35%) of Total Unencumbered Property Pool Value may be attributable in the aggregate to, (i) Assets Under Development, (ii) Properties that constitute Exchange Properties for more than six months, (iii) First Mortgage Investments and Other Debt Investments, (iv) Exchange Debt Investments, or (v) Unencumbered Properties (other than Exchange Properties) that are owned by Subsidiaries that are at least 90% but less than 100% owned (directly or indirectly) by the Company with any such Unencumbered Properties that are not 100% owned comprising no more than ten percent (10%) of Total Unencumbered Property Pool Value.

1.3Section 5.12. Section 5.12 of the Credit Agreement is hereby amended to delete the last sentence thereof.
1.4Section 6.01(d). Section 6.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d) concurrently with the quarterly financial statements required under clause (b) above, a schedule of the Unencumbered Properties comprising the Total Unencumbered Property Pool Value, summarizing total revenues, expenses, and Unencumbered Property NOI, as well as a schedule of First Mortgage Investments and Other Debt Investments summarizing underlying property types, locations, total commitments, percentage funded and current maturity dates.  Such schedule shall also include estimated stabilized debt yields and estimated stabilized loan to values based on available information at origination as well as in-place debt yields based on latest available financial reporting provided by underlying borrowers which, for avoidance of doubt, may differ from the reporting period of the subject schedule.

1.5Section 7.02. Section 7.02(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c)Ownership of First Mortgage Investments and Other Debt Investments up to 30% of Total Asset Value;

1.6     Section 7.09.  Section 7.09(g)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iv)The percentage of the Total Unencumbered Property Pool Value attributable to Other Debt Investments shall not exceed seven and one half percent (7.5%) or to First Mortgage Investments and Other Debt Investments in the aggregate shall not exceed thirty percent (30%);

SECTION 2.  Conditions of Effectiveness.  This Amendment shall be effective as of the first date on which all of the following conditions precedent are satisfied (such date being referred to herein as the “Third Amendment Effective Date”):
2.1Administrative Agent’s receipt of counterparts of this Amendment duly executed and delivered by each of the Loan Parties, the Administrative Agent and Lenders constituting Required Lenders, which shall be originals or pdf copies or other electronic format (followed promptly by originals) unless otherwise specified, in each case, subject to the provisions of Section 9 hereof.
2.2On the Third Amendment Effective Date, both before and after giving effect to this Amendment, (a) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of the representations and warranties in Section 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date or period, in which case they were true and correct in all material respects (or, in the case of Sections 5.14(b) and 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects) as of such earlier date or for the respective period, as applicable, and except that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (b) no Default exists or would result from the consummation of this Amendment.
SECTION 3.  Representations and Warranties of Loan Parties.  In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
(a)it has all requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”);
(b)the execution and delivery by each Loan Party of this Amendment and the performance of this Amendment and the Amended Credit Agreement by each Loan Party party thereto have been duly authorized by all necessary corporate or other organizational action;

(c)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution or delivery of this Amendment or the performance of its obligations under this Amendment or the Amended Credit Agreement;
(d)this Amendment has been duly executed and delivered on its behalf by a duly authorized officer, and this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of such Loan Party enforceable against each Loan Party that is party thereto in accordance with its terms;
(e)no Default or Event of Default exists or would result from the consummation of the transactions contemplated by this Amendment or the Amended Credit Agreement; and
(f)neither the execution and delivery of this Amendment nor the performance of this Amendment and the Amended Credit Agreement will (i) conflict with or result in any breach or contravention of, or the creation of (or any requirement to create) any Lien under, or require any payment to be made under (x) any Contractual Obligation to which any Loan Party or any of its Subsidiaries is a party or affecting any Loan Party, any of its Subsidiaries or the properties of any Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or any of its Subsidiaries or their respective property is subject, the conflict or breach of which under the foregoing clauses (x) and/or (y) would reasonably be expected to have a Material Adverse Effect or (ii) violate any Law.
SECTION 4.  Affirmation of Guarantors.  Each Guarantor hereby approves and consents to this Amendment and the transactions contemplated by this Amendment.  Each Guarantor agrees and affirms that its guarantee of the Obligations (i) continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Amended Credit Agreement and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms and (ii) extends to all obligations of the Loan Parties under the Loan Documents.
SECTION 5.  Costs and Expenses.  The Company acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees, charges and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent.
SECTION 6.  Ratification.
(a)Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties.  Each of the Loan Parties hereby (i) confirms and agrees that the Company has no defense, counterclaim or offset of any kind whatsoever with respect to the Obligations, and (ii) affirms and admits the validity and enforceability of the Amended Credit Agreement and the other Loan Documents.
(b)This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 7.  Modifications.  Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 8.  References.  The Loan Parties acknowledge and agree that this Amendment constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
SECTION 9.  Counterparts; Execution.  Section 10.17 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.
SECTION 10.  Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 11.  Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 12.  Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 13.  Headings.  Section headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 14.  Entire Agreement.  THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

AREIT OPERATING PARTNERSHIP LP (f/k/a Black Creek Diversified Property Operating Partnership LP),
a Delaware limited partnership

By: Ares Real Estate Income Trust Inc. (f/k/a Black Creek
Diversified Property Fund Inc.), a Maryland

corporation, its general partner

By: /s/ Lainie Minnick

Name: Lainie Minnick

Title: Managing Director, Chief Financial Officer,

& Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By: /s/ Kyle Pearson

Name: Kyle Pearson

Title: Senior Vice President

[Signature Page to Third Amendment to AREIT Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Melissa DeVito

Name: Melissa DeVito

Title: Authorized Signatory

[Signature Page to Third Amendment to AREIT Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Ryan Dempsey

Name: Ryan Dempsey

Title: Authorized Officer

[Signature Page to Third Amendment to AREIT Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Craig V. Koshkarian

Name: Craig V. Koshkarian

Title: Director

[Signature Page to Third Amendment to AREIT Credit Agreement]

REGIONS BANK, as a Lender

By: /s/ Ghi S. Gavin

Name: Ghi S. Gavin

Title: Senior Vice President

[Signature Page to Third Amendment to AREIT Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Travis Myers

Name: Travis Myers

Title: Senior Vice President

[Signature Page to Third Amendment to AREIT Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Dan Martis

Name: Dan Martis

Title: Authorized Signatory

[Signature Page to Third Amendment to AREIT Credit Agreement]

PINNACLE BANK, as a Lender

By: /s/ J. Patrick Daugherty

Name: J. Patrick Daugherty

Title: Senior Vice President

[Signature Page to Third Amendment to AREIT Credit Agreement]

SYNOVUS BANK, as a Lender

By: /s/ Robert Haley

Name: Robert Haley

Title: Director

[Signature Page to Third Amendment to AREIT Credit Agreement]

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Mitchell Vega

Name: Mitchell Vega

Title: Senior Vice President

[Signature Page to Third Amendment to AREIT Credit Agreement]

ZIONS BANCORPORATION, N.A. dba Vectra Bank Colorado, as a Lender

By: /s/ David Lysaught

Name: David Lysaught

Title: Senior Vice President

[Signature Page to Third Amendment to AREIT Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By: /s/ Craig Malloy

Name: Craig Malloy

Title: Director

[Signature Page to Third Amendment to AREIT Credit Agreement]

RAYMOND JAMES BANK, as a Lender

By: /s/ Alexander Sierra

Name: Alexander Sierra

Title: Vice President

[Signature Page to Third Amendment to AREIT Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Kimberly A. Zajac

Name: Kimberly A. Zajac

Title: Authorized Signatory

[Signature Page to Third Amendment to AREIT Credit Agreement]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Taelitha Bonds-Harris

Name: Taelitha Bonds-Harris

Title: Assistant Vice President

[Signature Page to Third Amendment to AREIT Credit Agreement]

Each of the Guarantors hereby acknowledges and agrees to the terms and conditions of the foregoing Third Amendment, including, without limitation, the representations and warranties made by such Guarantor in Section 3 thereof and the affirmations made by such Guarantor under Section 4 thereof.

ARES REAL ESTATE INCOME TRUST INC. (f/k/a Black Creek Diversified Property Fund Inc.), a Maryland corporation

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer

& Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

ADREX 1031 LENDER CLEARWATER LLC

ADREX 1031 LENDER DIVERSIFIED I LLC

ADREX 1031 LENDER DIVERSIFIED II LLC

ADREX 1031 LENDER DIVERSIFIED 3 LLC

BCDPF 1031 LENDER CLAYTON COMMERCE

CENTER LLC

BCDPF 1031 LENDER LOGISTICS PORTFOLIO

LLC

BCDPF 1031 LENDER RENO LOGISTICS CENTER

LLC

ADREX 1031 LENDER MULTIFAMILY I LLC

BCDPF 1031 LENDER THE PALMS LLC,

each a Delaware limited liability company

By: ADREX 1031 Lender LLC (f/k/a BCDPF 1031

Lender LLC), a Delaware limited liability company,

the sole member of each of the foregoing 9 entities

By: DPF Cherry Creek LLC, a Delaware limited

liability company, its sole member

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its manager

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

ADREX 1031 CALIFORNIA LENDER LLC,

a Delaware limited liability company

By: DPF Cherry Creek LLC, a Delaware limited

liability company, its sole member

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its manager

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

AREIT 107 MORGAN LANE LLC

AREIT ATLANTIC AVE PARENT MEMBER LLC

AREIT CITY VIEW DST HOLDER LLC

AREIT PERIMETER DST HOLDER LLC

AREIT PRESTON SHERRY LLC

AREIT SALT POND LLC

AREIT SUNILAND LLC

AREIT TRANSPORT DRIVE CC LLC

AREIT YALE VILLAGE LLC

BCDPF 25 LINDEN INDUSTRIAL CENTER LLC

BCDPF AIR TECH DC II LLC

BCDPF AURORA DC LLC

BCDPF BARROW CROSSING LLC

BCDPF JUNO WINTER PARK LLC

BCDPF SPRINGDALE LLC

BCDPF VILLAGE AT LEE BRANCH LLC

DPF SANDWICH LLC

TRT 1300 CONNECTICUT AVENUE OWNER LLC

TRT FLYING CLOUD DRIVE LLC

TRT HYANNIS LLC

TRT MERIDEN LLC

TRT SAUGUS LLC

TRT WAREHAM LLC

TRT WHITMAN 475 BEDFORD LLC,

each a Delaware limited liability company

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, the sole

member of each of the foregoing 24 entities

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

AREIT SAN STONE OAK LP,

a Delaware limited partnership

By: AREIT San Stone Oak GP LLC,

a Delaware limited liability company, its general

partner

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

BCDPF AIRWAY INDUSTRIAL PARK LP,

a Delaware limited partnership

By:	BCDPF Airway Industrial Park GP LLC, a

Delaware limited liability company, its general

partner

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

BCDPF BAY AREA COMMERCE CENTER LP,

a Delaware limited partnership

By:	BCDPF Bay Area Commerce Center GP LLC, a

Delaware limited liability company, its general

partner

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

BCDPF LITTLE ORCHARD BUSINESS PARK LP,

a Delaware limited partnership

By:	BCDPF Little Orchard Business Park GP LLC, a

Delaware limited liability company, its general

partner

By: DPF Cherry Creek LLC, a Delaware limited

liability company, its sole member

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its manager

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

BCDPF TUSTIN BUSINESS CENTER LP,

a Delaware limited partnership

By:	BCDPF Tustin Business Center GP LLC, a

Delaware limited liability company, its general

partner

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

AREIT MORENO VALLEY DC LP,

a Delaware limited partnership

By:	AREIT Moreno Valley DC GP LLC, a

Delaware limited liability company, its general

partner

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

DPF BEAVER CREEK LP,

a Delaware limited partnership

By:	DPF Beaver Creek GP LLC, a Delaware limited

liability company, its general partner

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

AREIT GILLINGHAM IC LP,

a Delaware limited partnership

By:	AREIT Gillingham IC LLC, a Delaware

limited liability company, its general partner

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

AREIT STAFFORD GROVE IP LP,

a Delaware limited partnership

By:	AREIT Stafford Grove IP GP LLC, a

Delaware limited liability company, its general

partner

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

TRT 270 CENTER OWNER LLC,

a Delaware limited liability company

By:	TRT 270 Center Holdings LLC, a Delaware

limited liability company, its Sole member

By: AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

TRT LENDING, LLC,

a Delaware limited liability company

By:	DCTRT Securities Holdco LLC, a Delaware limited

liability company, its sole member

By:AREIT Operating Partnership LP, a Delaware

limited partnership, its sole member

By:Ares Real Estate Income Trust Inc., a Maryland

corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

AREIT 56TH AVE IC LLC

AREIT BROCKTON IC LLC

AREIT ENTERPRISE WAY IC LLC

AREIT GLEN AFTON IC LLC

AREIT INDUSTRIAL DRIVE IC LLC

AREIT LINCOLN STATION LLC

AREIT MAPLEWOOD DRIVE IC LLC

AREIT MIAMI NW 114TH IC LLC

AREIT NEW ALBANY IC LLC

AREIT NORTH HARNEY IC LLC

AREIT WES WARREN IC LLC,

each a Delaware limited liability company

By:	AREIT TRS Holdco I LLC, a Delaware limited

liability company, the sole member of each of the

foregoing 11 entities

By:	AREIT TRS Holdco LLC, a Delaware limited

liability company, its sole member

By:	BCD TRS Corp., a Delaware corporation, the sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Shareholder

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

AREIT PINE VISTA IC LP,

a Delaware limited partnership

By:	AREIT Pine Vista IC GP LLC, a Delaware limited

liability company, its general partner

By:	AREIT TRS Holdco I LLC, a Delaware limited

liability company, its sole member

By:	AREIT TRS Holdco LLC, a Delaware limited

liability company, its sole member

By:	BCD TRS Corp., a Delaware corporation, the sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Shareholder

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

AREIT TRI COUNTY PARKWAY IC LP,

a Delaware limited partnership

By:	AREIT Tri County Parkway IC GP LLC, limited

liability company, its general partner

By:	AREIT TRS Holdco I LLC, a Delaware limited

liability company, its sole member

By:	AREIT TRS Holdco LLC, a Delaware limited

liability company, its sole member

By:	BCD TRS Corp., a Delaware corporation, the sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Shareholder

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

PEMBROKE PINES OWNER, L.L.C.,

a Delaware limited liability company

By:	Pembroke Pines Member, L.L.C., a Delaware

limited liability company, its sole member

By:	Pembroke Pines Lower REIT II-CC, L.L.C., a

Delaware limited liability company, its sole

member

By:	Pembroke Pines Upper REIT II-CC, L.L.C., a

Delaware limited liability company, its manager

By:	AREIT TRS Holdco I LLC, a Delaware limited

liability company, its sole member

By:	AREIT TRS Holdco LLC, a Delaware limited

liability company, its sole member

By:	BCD TRS Corp., a Delaware corporation, the sole

member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Shareholder

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]

ADREX MULTIFAMILY I TRS LLC,

a Delaware limited liability company

By:	Ares Diversified Real Estate Exchange LLC (f/k/a Black Creek Exchange LLC),

a Delaware limited partnership, its sole member

By:	BCD TRS Corp.,

a Delaware limited partnership, its sole member

By:AREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Shareholder

By:Ares Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

ADREX DIVERSIFIED 3 MASTER TENANT LLC,

a Delaware limited liability company

By:	ADREX Master Tenant LLC,

a Delaware limited liability company, its Sole Member

By:	AREIT Real Estate Holdco LLC,

a Delaware limited liability company, its Sole Member

By:	AREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:	Ares Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Chief Financial Officer &

Treasurer

[Signature Page to Third Amendment to AREIT Credit Agreement]